Exhibit 10.1

FIRST AMENDMENT
TO
LETTER OF CREDIT AGREEMENT

     This First Amendment to LETTER OF CREDIT AGREEMENT is entered into as of October 20, 2003, by and between COMERICA BANK, successor in interest by merger to Comerica Bank-California (“Bank”) and INTERNET CAPITAL GROUP, INC. (“ICG”), ICG HOLDINGS, INC. (“ICG Holdings”) and INTERNET CAPITAL GROUP OPERATIONS, INC. (“ICG Operations”) (ICG; ICG Holdings and ICG Operations are sometimes referred to, individually, as a “Borrower” and collectively, as the “Borrowers”).

RECITALS

     Borrowers and Bank are parties to that certain Letter of Credit Agreement dated as of September 30, 2002, as amended from time to time (the “Agreement”) and ICG and Bank are parties to that certain Pledge and Security Agreement dated as of June 28, 2002, as amended from time to time (the “Pledge”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. Certain defined terms in Section 1.1 of the Agreement are hereby added or amended to read as follows:

     “Letter of Credit Line” means aggregate Credit Extensions of up to Ten Million Dollars ($10,000,000).

     “Revolving Maturity Date” means October 19, 2004.

     2. The first sentence of Section 2.1 of the Agreement is hereby amended to read in its entirety as follows: “Subject to the terms and conditions of this Agreement, at any time prior to the Revolving Maturity Date, Bank agrees to issue or cause to be issued letters of credit for the account of any of the Borrowers, including a letter of credit issued by Bank prior to the Closing Date for the account of ICG (each, a “Letter of Credit” and collectively, the “Letters of Credit”) in an aggregate outstanding face amount not to exceed the Letter of Credit Line.”

     3. The notification information set forth for Borrowers in Section 10 of the Agreement is hereby amended to read as follows:

If to any Borrower, such Borrower:	c/o Internet Capital Group, Inc. 690 Lee Road, Suite 310 Wayne, PA 19087 Attn: Vice President, Treasury and Tax FAX: (610) 727-6901

and

c/o ICG Holdings, Inc. 100 Lake Drive, Suite 4 Pencader Corporate Center Newark, DE 19702 Attn: General Manager FAX: (302) 292-3972

and

c/o Internet Capital Group Operations, Inc. 690 Lee Road, Suite 310

Wayne, PA 19087 Attn: Vice President, Treasury and Tax FAX: (610) 727-6901

     4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, and the Pledge shall be and remain in full force and effect in accordance with their respective terms and are each hereby ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof or to the Pledge. Borrowers each ratify and reaffirm the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement and Pledge.

     5. Borrowers represent and warrant that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

     6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     7. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a) this Amendment, duly executed by each Borrower;

          (b) Corporate Resolutions to Borrow, duly executed by each Borrower;

          (c) all Bank Expenses incurred through the date of this Amendment;

          (d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

INTERNET CAPITAL GROUP, INC.

By:	/s/ Philip A. Rooney

Title:	Vice President

ICG HOLDINGS, INC

By:	/s/ Philip A. Rooney

Title:	Vice President

[SIGNATURE PAGES CONTINUED ON NEXT PAGE]

INTERNET CAPITAL GROUP OPERATIONS, INC

By:	/s/ Philip A. Rooney

Title:	Vice President

COMERICA BANK

By:	/s/ Lafe Vittitoe

Title:	Venture Banking Officer

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